CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.<?xml:namespace prefix = o ns = "urn:schemas-microsoft-com:office:office" />

             SECOND AMENDMENT

This Second Amendment (the "Second Amendment") to the Collaboration Agreement dated as of November 27, 2006, and as amended as of November 25, 2009 (the "Agreement"), is effective as of December 20, 2009 ("Second Amendment Effective Date"), between Eli Lilly and Company, a corporation organized and existing under the laws of the State of Indiana ("LILLY"), and Applied NeuroSolutions, Inc., a corporation organized and existing under the laws of the State of Delaware ("APNS").

Whereas, the parties desire to amend the Agreement to clarify certain provisions thereof (all references to a "Section" shall mean the applicable Section of the Agreement, as amended by this Second Amendment);

Now, therefore, for good and lawful consideration, the sufficiency of which is acknowledged and agreed, the parties, intending to be legally bound, hereby agree as follows:

Article 1.        In consideration of this Second Amendment, LILLY [***] on or before [***]. This [***] is in addition to any other [***].

Article 2.        The parties hereby agree to amend Section 1, first paragraph, by inserting the following sentences at the end thereof:

“For clarity, the term “Compounds” shall include, (1) the “[***]” set forth in the Research Plan, and (2) direct derivatives thereof (all such Compounds described in clauses (1) and (2) are referred to as the “[***] Compounds”); provided, however, that the term “Compounds” shall not include [***]. The term “Other Targets” shall also include [***].”

Article 3.        The parties hereby agree to amend Section 9 (a) by inserting the following at the end thereof:

“for research purposes (“Research Tools”).  APNS also grants to LILLY an exclusive, non-

sublicensable, royalty-free license during the Agreement Term under APNS IP for the purpose of  developing [***] Compounds in the Field.”

Article 4.        The parties hereby agree to amend Section 9 (c) in its entirety as follows:

“Commercial Licenses to LILLY. Subject to the terms and conditions of this Agreement, APNS hereby grants to LILLY (i) an exclusive worldwide, [***] license during the Agreement Term, including the right to sublicense subject to Section 9(e), under the APNS IP and [***] to make, use, import, sell and offer to sell Products, and (ii) a non-exclusive, worldwide, [***] license [***] under the APNS IP to make, use, import, sell, and offer to sell biomarkers and diagnostics relating to Products (but not

<?xml:namespace prefix = v ns = "urn:schemas-microsoft-com:vml" />

[***] THE CONFIDENTIAL PORTION OF THIS AGREEMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIALITY.

including [***]), The license granted under Section 9(c)(ii) shall [***].”

Article 5.        The parties hereby agree to amend Section 9 (d) in its entirety as follows:

“Commercial Licenses to APNS.  Subject to the terms and conditions of this Agreement and rights previously granted to third parties by LILLY, LILLY hereby grants to APNS (i) a [***], with the right to sublicense, under the LILLY IP to make, have made, use, import, sell, offer to sell, and otherwise distribute, biomarkers and diagnostics and (ii) [***], with the right to sublicense, under the LILLY IP to make, have made, use, import, sell, offer to sell, and otherwise distribute, [***]. The licenses granted under this Section 9(d) shall [***].”

Article 6.        The parties hereby agree to amend Section 9 by inserting the following as Section 9(g)

“For clarity, at the point that LILLY ceases to develop Compounds, or upon an Event of Default by LILLY, these research licenses granted to LILLY under Section 9(a) will terminate, and LILLY will return all Materials to APNS.”

Article 7.        The parties hereby agree to amend Section 11 (a) by adding under the milestone table the following:

[***]
[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Article 8.        The parties hereby agree to amend Section 11 (b) by adding under the royalty table the following:

Annual Sales*                                      [***]
[***]                                                      [***]

[***]                                                      [***]

[***]                                                      [***]

2

Article 9.        Other Amendments. For purposes of the Agreement, the term “1994 Agreement” shall mean the 1994 Agreement, as amended by the Fourth Amendment Agreement dated December 1, 2008, and by the Fifth Amendment Agreement dated November 1, 2009. For purposes of the Agreement, the term "Davies Agreement” shall mean the Consulting Agreement with Dr. Peter Davies dated December 1, 2008. Neither of these Amendments, nor the Davies Agreement, materially affect LILLY'S rights hereunder.

Article 10.      Effect on Agreement. Except as amended by this Second Amendment, the Agreement shall remain in full force and effect.  After the Second Amendment Effective Date, every reference in the Agreement to the “Agreement” shall mean the Agreement as amended by this Second Amendment.

Article 11.      Defined Terms. All terms used, but not defined, herein shall have the respective meanings set forth in the Agreement.

Article 12.      Counterparts. This Second Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which will constitute one and the same instrument.

In witness whereof, the parties have executed this Second Amendment as of the Second Amendment Effective Date.

Eli Lilly and Company

                                                         By:       /s/Steven M. Pavl

                                                               Name:

                                                                Title:

                                                         Applied NeuroSolutions, Inc.

                                                         By:       /s/Craig S. Taylor

                                                               Name: Craig S. Taylor

                                                                Title:  President and CEO